Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent events

NOTE 16. SUBSEQUENT EVENTS

Salarius has completed an evaluation of all subsequent events after the balance sheet date of December 31, 2018 through March 25, 2019.

From January 1, 2019 to the date of this report, Salarius completed the sale of Series A Preferred units and issued all previously subscribed units. Accordingly, the restriction on cash balances at December 31, 2018 has been removed.

On January 3, 2019, Salarius and Flex Pharma and Falcon Acquisition Sub, LLC (“Merger Sub”), a wholly owned subsidiary of Flex Pharma, entered into the Merger Agreement. Pursuant to the Merger Agreement, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge into Salarius, with Salarius continuing as the surviving company and as a wholly owned subsidiary of Flex Pharma.

At the closing of the merger, each outstanding common unit, profits interest common unit and Series A Unit of Salarius will convert into the right to receive shares of Flex Pharma’s common stock (subject to the payment of cash in lieu of fractional shares and after giving effect to an anticipated reverse stock split of Flex Pharma’s common stock, as described below) at the conversion ratio formula described in the Merger Agreement. Under those formula, immediately following the effective time of the merger, Flex Pharma’s current stockholders will own approximately 19.9% of the combined company (on a partially-diluted basis, excluding the effect of certain options and the dividend or distribution of rights and Warrants to Flex Pharma’s current stockholders) and Salarius’ current members will own approximately 80.1% of the combined company (on a partially-diluted basis, excluding the effect of certain options and the dividend or distribution of rights and Warrants to Flex Pharma’s current stockholders).

In addition, at or prior to the closing of the merger, Flex Pharma will pay a dividend of or distribute one right per share of Flex Pharma’s common stock to its stockholders of record as of a date and time determined by Flex Pharma’s board of directors. Each right will entitle such stockholders to receive a warrant to purchase shares of Flex Pharma’s common stock (which we refer to as a “Warrant”) six months and one day following the closing date of the merger.

The Merger Agreement contains certain termination rights for both Flex Pharma and Salarius, and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay the other party a termination fee of $0.35 million, or in some circumstances either party may be required to reimburse the other party’s expenses up to a maximum of $0.2 million. In addition, in certain specified circumstances, Salarius may be required to pay Flex Pharma a termination fee of $1.0 million.

At the Effective Time of the Merger, the Flex Pharma board of directors is expected to consist of seven members, six of whom will initially be designated by Salarius and one of whom will initially be designated by Flex Pharma.

During January 2019, 119 employee PICUs and 18 service provider PICUs were granted with vesting periods ranging from 9 months—4 years at $362.84 per unit.